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                                                                   EXHIBIT 10.21

        BASE SALARIES FOR NAMED EXECUTIVE OFFICERS OF SEMCO ENERGY, INC.

     Effective July 1, 2006, the following are the base salaries (on an annual basis) of the named executive officers (as defined in Item 402(a)(3) of Regulation S-K) of SEMCO Energy, Inc.:

                                                                     BASE SALARY
                                                                      EFFECTIVE
                NAME AND POSITION                                     JULY 2006
                -----------------                                    -----------

George A. Schreiber, Jr.
      President and CEO                                                 $535,000

Michael V. Palmeri
      Senior Vice President, Treasurer and CFO                          $285,000

Eugene N. Dubay
      Senior Vice President of Operations                               $275,000

Peter F. Clark
      Senior Vice President and  General Counsel                        $255,000

Mark T. Prendeville
      Vice President and Deputy General Counsel                         $180,000
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